UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 17, 2012

K-V PHARMACEUTICAL COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number 1-9601

Delaware	1-9601	43-0618919
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2280 Schuetz Road St. Louis MO		63146
(Address of principal executive offices)		(Zip Code)

(314) 645-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed by K-V Pharmaceutical (the “Registrant”) on January 23, 2008, the Registrant entered into an Asset Purchase Agreement dated January 16, 2008 (the “Asset Purchase Agreement”), with Cytyc Prenatal Products Corp. and Hologic, Inc. (Cytyc Prenatal Products Corp. and Hologic, Inc. are referred to in this Current Report on Form 8-K (this “Report”) collectively as the “Seller”) for the purchase of the worldwide rights to Makena® and certain related assets. As previously disclosed in the Current Report on Form 8-K filed by the Registrant on January 11, 2010, the Registrant entered into a first amendment to the Asset Purchase Agreement on January 8, 2010. As previously disclosed in the Current Report on Form 8-K filed by the Registrant on February 8, 2011, the Registrant entered into a second amendment to the Asset Purchase Agreement on February 4, 2011. The asset Purchase Agreement was subsequently amended in a third amendment dated February 10, 2011, a fourth amendment dated March 10, 2011 and a fifth amendment dated April 27, 2011, in connection with the transfer of certain assets and the assignment of certain related agreements.

On January 17, 2012, the Registrant entered into a sixth amendment (“Amendment No. 6”) to the Asset Purchase Agreement. In connection with and upon execution of Amendment No. 6, the Registrant made a payment of $12.5 million to Seller, which payment prior to Amendment No. 6 was scheduled to be made on February 4, 2012. Amendment No. 6 also provides that any Royalty Amount (as such term is defined in the Asset Purchase Agreement, as amended) payable in respect of Net Sales (as such term is defined in the Asset Purchase Agreement, as amended) of Makena® for the period beginning on February 4, 2012 and ending on August 4, 2012, shall be accrued but not become payable to Seller until the earlier to occur of: (1) March 16, 2015; or (2) the occurrence of an Event of Default under the Indenture governing the $225.0 million principal amount of notes due in 2015, by and among the Registrant, the Guarantors named therein and Wilmington Trust FSB as Trustee dated as of March 17, 2011 (as the same may be amended from time to time).

Following the $12.5 million payment on January 17, 2012, Registrant is not required to make any additional payments to Seller until August 4, 2012, in accordance with the payment schedules provided for in the Asset Purchase Agreement as amended.

The description of Amendment No. 6 set forth above is qualified in its entirety by reference to the actual terms of Amendment No. 6.

Cautionary Note Regarding Forward-looking Statements

This Report contains various forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 (the “PSLRA”) and which may be based on or include assumptions concerning our operations, future results and prospects. Such statements may be identified by the use of words like “plan,” “expect,” “aim,” “believe,” “project,” “anticipate,” “commit,” “intend,” “estimate,” “will,” “should,” “could,” “potential” and other expressions that indicate future events and trends.

All statements that address expectations or projections about the future, including, without limitation, statements about product launches, governmental and regulatory actions and proceedings, market position, revenues, expenditures and the impact of the recall and suspension of shipments on revenues, adjustments to the financial statements, the filing of amended SEC filings, and other financial results, are forward-looking statements.

All forward-looking statements are based on current expectations and are subject to risk and uncertainties. In connection with the PSLRA’s “safe harbor” provisions, we provide the following cautionary statements identifying important economic, competitive, political, regulatory and technological factors, among others, that could cause actual results or events to differ materially from those set forth or implied by the forward-looking statements and related assumptions. Such factors include (but are not limited to) the following:

(1)	our ability to continue as a going concern, as discussed in Note 3—“Going Concern and Liquidity Considerations” in the Notes to the Consolidated Financial Statements (Unaudited) included in Part I, Item 1 of our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2011;

(2)	risks associated with the introduction and growth strategy related to the Registrant’s Makena® product, including:

(a)	the impact of competitive, commercial payor, governmental (including Medicaid program), physician, patient, public or political responses and reactions, and responses and reactions by medical professional associations and advocacy groups, on the Registrant’s sales, marketing, product pricing, product access and strategic efforts;

(b)

the possibility that the benefit of any period of exclusivity resulting from the designation of Makena® as an orphan drug may not be realized as a result of U.S. Food and Drug Administration (the “FDA”)’s decision to decline to take enforcement action with regards to compounded alternatives;

(c)

the Center for Medicare and Medicaid Services’ (“CMS”) policy regarding Medicaid reimbursement for Makena®, and the resulting coverage decisions for Makena® by various state Medicaid and commercial payors;

(d)

the satisfaction or waiver of the terms and conditions for our continued ownership of the full U.S. and worldwide rights to Makena® set forth in the Asset Purchase Agreement, as amended, including the amended scheduled payments by us for those rights as disclosed herein; and

(e)	the number of preterm births for which Makena® may be prescribed, its safety and side effects profiles and acceptance of pricing;

(3)	the possibility of delay or inability to obtain FDA approvals of Clindesse® and Gynazole-1® and the possibility that any product relaunch may be delayed or unsuccessful;

(4)	risks related to compliance with various agreements and settlements with governmental entities which are discussed in Item 1(b)— “Discontinuation of Manufacturing and Distribution; Product Recalls; and the FDA Consent Decree” of our Annual Report on Form 10-K/A, for the fiscal year ended March 31, 2011 and in the Current Report on Form 8-K filed December 12, 2011, including:

(a)	the consent decree between the Registrant and the FDA and the Registrant’s suspension in 2008 and 2009 of the production and shipment and the nationwide recall of all of the products that it formerly manufactured, as well as the related material adverse effect on our revenue, assets and liquidity and capital resources;

(b)	the agreement between the Registrant and the Office of Inspector General of the U.S. Department of Health and Human Services (“HHS OIG”) to resolve the risk of potential exclusion of the Registrant from participation in federal healthcare programs;

(c)	our ability to comply with the plea agreement between a now-dissolved subsidiary of the Registrant and the U.S. Department of Justice; and

(d)	our ability to comply with the Settlement Agreement with the Department of Justice, the United States Attorney’s Office for the District of Massachusetts, the Office of Inspector General of the Department of Health and Human Services and the TRICARE Management Activity relating to alleged false claims under Title 42 of the U.S. Code.

(5)	the availability of raw materials and/or products manufactured for the Registrant under contract manufacturing agreements with third parties;

(6)	risks that the Registrant may not ultimately prevail in, or that insurance proceeds, if any, will be insufficient to cover potential losses that may arise from, litigation discussed in Note 16—“Commitments and Contingencies—Litigation and Governmental Inquiries” of the Notes to the Consolidated Financial Statements (Unaudited) included in Part I, Item 1 of our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2011, including:

(a)	the series of putative class action lawsuits alleging violations of the federal securities laws by the Registrant and certain individuals;

(b)	product liability lawsuits;

(c)	lawsuits pertaining to indemnification and employment agreement obligations involving the Registrant and its former Chief Executive Officer; and

(d)	challenges to our intellectual property rights by actual or potential competitors and challenges to other companies’ introduction or potential introduction of generic or competing products by third parties against products sold by the Registrant;

(7)	the possibility that our current estimates of the financial effect of previously announced product recalls could prove to be incorrect;

(8)	risks related to the Registrant’s highly leveraged capital structure discussed in Part I, Item 2— “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” of our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2011, including:

(a)	the risk that the maturities of our debt obligations may be accelerated due to our inability to comply with covenants and restrictions contained in our loan agreements, including as a result of unanticipated delays in filing restated financial statements and related reports;

(b)	restrictions on the ability to increase our revenues through certain transactions, including the acquisition or in-licensing of products; and

(c)	risks that present or future changes in the Board of Directors may lead to an acceleration of the maturities of the Registrant’s debt;

(9)	the risks of unexpected delays in our ability to file restated financial statements and related reports;

(10)	the risk that we may not be able to satisfy the quantitative listing standards of the New York Stock Exchange, including with respect to minimum share price and public float;

(11)	the possibility that default on one type or class of the Registrant’s indebtedness could result in cross default under, and the acceleration of, its other indebtedness; and

(12)	the risks detailed from time to time in the Registrant’s filings with the SEC. This discussion is not exhaustive, but is designed to highlight important factors that may impact our forward-looking statements.

Because the factors referred to above, as well as the statements included in Part I, Item 1A—“Risk Factors,” of our Annual Report on Form 10-K/A for the fiscal year ended March 31, 2011, and Part II, Item 1A—“Risk Factors,” and Part I, Item 2—“Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2011, could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by us or on our behalf, you should not place undue reliance on any forward-looking statements. All forward-looking statements attributable to us are expressly qualified in their entirety by the cautionary statements in this “Cautionary Note Regarding Forward-Looking Statements” and the risk factors that are included under Part I, Item 1A of our Annual Report on Form 10-K/A for the fiscal year ended March 31, 2011, and Part II, Item 1A under our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2011, as supplemented by our subsequent SEC filings. Further, any forward-looking statement speaks only as of the date on which it is made and we are under no obligation to update any of the forward-looking statements after the date of this release. New factors emerge from time to time, and it is not possible for us to predict which factors will arise, when they will arise and/or their effects. In addition, we cannot assess the impact of each factor on our future business or financial condition or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

None.

The Registrant will post this Report on its Internet website at www.kvpharmaceutical.com. References to the Registrant’s website address are included in this Report and the press release only as inactive textual references and the Registrant does not intend them to be active links to its website. Information contained on the Registrant’s website does not constitute part of this Report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2012

K-V PHARMACEUTICAL COMPANY

By:	/s/ Patrick J. Christmas
Patrick J. Christmas
VP, General Counsel and Secretary